Exhibit 99.1

Media contact:	Investor/analyst contact:
Bobbie Egan	Chris Berry
Media Relations Manager	Managing Director of Investor Relations
(206) 392-5134	(206) 392-5260

FOR IMMEDIATE RELEASE	Apr 25, 2013

ALASKA AIR GROUP REPORTS RECORD ADJUSTED FIRST QUARTER 2013 RESULTS
Financial Highlights:

•
Reported record first quarter net income, excluding special items, of $44 million, or $0.62 per diluted share, compared to adjusted net income of $28 million, or $0.39 per diluted share in the prior year quarter. This quarter's results compare to a First Call analyst consensus estimate of $0.56 per share.

•
Recorded net income for the first quarter under Generally Accepted Accounting Principles (GAAP) of $37 million, or $0.51 per diluted share, compared to net income of $41 million, or $0.56 per diluted share in 2012.

•	Achieved trailing twelve-month return on invested capital of 13.4 percent compared to 11.6 percent in the twelve months ended March 31, 2012.

•	Lowered adjusted debt-to-total-capitalization ratio by 1 point, to 53 percent, since December 31, 2012.

•	Repurchased 373,185 shares of common stock for $19 million. Since 2007, Air Group has used $340 million to repurchase 19 million shares.

•	Held $1.3 billion in unrestricted cash and marketable securities as of March 31, 2013.
Operational Highlights:

•	Awarded 2012 On-Time Performance Service Award among major North American airlines by FlightStats.com.

•	Held the No. 1 spot in U.S. Department of Transportation on-time performance among the 10 largest U.S. airlines for the twelve months ended February 2013.

•	Improved employee productivity by 4.3 percent.
New routes:

•	Began new service between San Diego and Boston and between Seattle and Salt Lake City.

•	Will begin new service between San Diego and Lihue and seasonal service between Portland and Fairbanks in June.

SEATTLE — Alaska Air Group, Inc., (NYSE: ALK) today reported first quarter 2013 GAAP net income of $37 million, or $0.51 per diluted share, compared to $41 million, or $0.56 per diluted share in 2012. Excluding the impact of mark-to-market fuel hedge adjustments of $12 million ($7 million after tax, or $0.11 per diluted share), the company reported record first quarter 2013 net income of $44 million, or $0.62 per diluted share, compared to net income excluding mark-to-market fuel hedge adjustments of $28 million, or $0.39 per diluted share, in 2012.
“Our record performance in what is seasonally our weakest quarter is due to steady demand that kept pace with our growth, and to the many changes we've made to improve our business over the last several years,” Alaska Air Group CEO Brad Tilden said. “Looking ahead, we're facing increased competition in certain markets, and we will closely monitor the environment and continue to adjust our plans to appropriately address these challenges. Our first quarter results, and our ability to be flexible and adapt to an ever-changing industry landscape, would not be possible without the dedication and determination of our employees at Alaska and Horizon.”
The following table reconciles the company's reported GAAP net income and earnings per diluted share (EPS) during the first quarters of 2013 and 2012 to adjusted amounts:

	Three Months Ended March 31,
	2013		2012
(in millions, except per-share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Reported GAAP net income	$37	$0.51	$41	$0.56
Mark-to-market fuel hedge adjustments, net of tax	7	0.11	(13)	(0.17)
Non-GAAP adjusted income and per-share amounts	$44	$0.62	$28	$0.39

Statistical data, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on the last page of this release.
A conference call regarding the first quarter results will be simulcast via the Internet at 8:30 a.m. Pacific time on April 25, 2013. It can be accessed through the company's website at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call.
###
References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”
This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2012. Some of these risks include general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, and changes in laws and regulations. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.
###
Alaska Airlines, a subsidiary of Alaska Air Group (NYSE: ALK), together with its partner regional airlines, serves 95 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines has ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates North America Airline Satisfaction StudySM for five consecutive years from 2008 to 2012. For reservations, visit www.alaskaair.com. For more news and information, visit the Alaska Airlines newsroom at www.alaskaair.com/newsroom.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended March 31,
(in millions, except per-share amounts)	2013	2012	Change
Operating Revenues:
Passenger
Mainline	$796	$723	10%
Regional	182	173	5%
Total passenger revenue	978	896	9%
Freight and mail	26	24	6%
Other - net	129	119	9%
Total Operating Revenues	1,133	1,039	9%

Operating Expenses:
Wages and benefits	264	257	3%
Variable incentive pay	21	16	30%
Aircraft fuel, including hedging gains and losses	381	319	19%
Aircraft maintenance	66	50	33%
Aircraft rent	30	28	5%
Landing fees and other rentals	60	62	(2)%
Contracted services	53	48	10%
Selling expenses	38	41	(7)%
Depreciation and amortization	69	64	8%
Food and beverage service	20	18	12%
Other	67	64	5%
Total Operating Expenses	1,069	967	11%
Operating Income	64	72	(11)%

Nonoperating Income (Expense):
Interest income	4	5
Interest expense	(16)	(17)
Interest capitalized	5	5
Other - net	2	1
	(5)	(6)
Income Before Income Tax	59	66	(11)%
Income tax expense	22	25
Net Income	$37	$41	(11)%

Basic Earnings Per Share:	$0.52	$0.57
Diluted Earnings Per Share:	$0.51	$0.56
Shares Used for Computation:
Basic	70.431	71.192
Diluted	71.414	72.659

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
Alaska Air Group, Inc.

(in millions)	March 31, 2013	December 31, 2012
Cash and marketable securities	$1,265	$1,252

Total current assets	1,839	1,737
Property and equipment-net	3,639	3,609
Other assets	166	159
Total assets	5,644	5,505

Air traffic liability	691	534
Current portion of long-term debt	106	161
Other current liabilities	801	806
Current liabilities	1,598	1,501
Long-term debt	840	871
Other liabilities and credits	1,744	1,712
Shareholders' equity	1,462	1,421
Total liabilities and shareholders' equity	$5,644	$5,505

Debt to Capitalization, adjusted for operating leases	53%:47%	54%:46%

Number of common shares outstanding	70.493	70.377

OPERATING STATISTICS SUMMARY (unaudited)
Alaska Air Group, Inc.

	Three Months Ended March 31,
	2013		2012		Change
Consolidated Operating Statistics:(a)
Revenue passengers (000)	6,346		5,995		5.8%
RPMs (000,000) "traffic"	6,796		6,232		9.0%
ASMs (000,000) "capacity"	7,983		7,344		8.7%
Load factor	85.1%		84.9%		0.2 pts
Yield	14.38	¢	14.38	¢	—%
PRASM	12.24	¢	12.20	¢	0.3%
RASM	14.19	¢	14.15	¢	0.3%
CASM excluding fuel(b)	8.62	¢	8.82	¢	(2.3%)
Economic fuel cost per gallon(c)	$3.48		$3.41		2.1%
Fuel gallons (000,000)	106		99		6.6%
Average number of full-time equivalent employees	12,013		11,832		1.5%

Mainline Operating Statistics:
Revenue passengers (000)	4,534		4,275		6.1%
RPMs (000,000) "traffic"	6,172		5,637		9.5%
ASMs (000,000) "capacity"	7,203		6,575		9.6%
Load factor	85.7%		85.7%		—
Yield	12.90	¢	12.83	¢	0.5%
PRASM	11.05	¢	11.00	¢	0.4%
RASM	12.97	¢	12.92	¢	0.4%
CASM excluding fuel(b)	7.59	¢	7.90	¢	(3.9%)
Economic fuel cost per gallon(c)	$3.47		$3.40		2.1%
Fuel gallons (000,000)	93		87		6.9%
Average number of full-time equivalent employees	9,351		9,010		3.8%
Aircraft utilization	10.6		10.2		3.9%
Average aircraft stage length	1,203		1,152		4.4%
Operating fleet	127		119		8 a/c

Regional Operating Statistics:(d)
Revenue passengers (000)	1,812		1,720		5.3%
RPMs (000,000) "traffic"	624		595		4.9%
ASMs (000,000) "capacity"	780		769		1.5%
Load factor	80.0%		77.4%		2.6 pts
Yield	29.09	¢	29.07	¢	0.1%
PRASM	23.27	¢	22.49	¢	3.5%
Operating fleet (Horizon only)	48		48		—

(a)	Except for full-time equivalent employees, data includes information related to third-party regional capacity purchase flying arrangements.

(b)	See a reconciliation of operating expenses excluding fuel and certain special items and Note A for a discussion of why these measures may be important to investors in the accompanying pages.

(c)	See a reconciliation of economic fuel cost in the accompanying pages.

(d)	Data presented includes information related to flights operated by Horizon Air and third-party carriers.

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended March 31, 2013
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$796	$—	$—	$—	$796	$—	$796
Regional	—	182	—	—	182	—	182
Total passenger revenues	796	182	—	—	978	—	978
CPA revenues	—	—	94	(94)	—	—	—
Freight and mail	25	1	—	—	26	—	26
Other-net	113	14	2	—	129	—	129
Total operating revenues	934	197	96	(94)	1,133	—	1,133

Operating expenses
Operating expenses, excluding fuel	547	147	89	(95)	688	—	688
Economic fuel	323	46	—	—	369	12	381
Total operating expenses	870	193	89	(95)	1,057	12	1,069

Nonoperating income (expense)
Interest income	4	—	—	—	4	—	4
Interest expense	(11)	—	(3)	(2)	(16)	—	(16)
Other	6	—	—	1	7	—	7
	(1)	—	(3)	(1)	(5)	—	(5)
Income (loss) before income tax	$63	$4	$4	$—	$71	$(12)	$59

	Three Months Ended March 31, 2012
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$723	$—	$—	$—	$723	$—	$723
Regional	—	173	—	—	173	—	173
Total passenger revenues	723	173	—	—	896	—	896
CPA revenues	—	—	87	(87)	—	—	—
Freight and mail	23	1	—	—	24	—	24
Other-net	103	14	2	—	119	—	119
Total operating revenues	849	188	89	(87)	1,039	—	1,039

Operating expenses
Operating expenses, excluding fuel	520	137	78	(87)	648	—	648
Economic fuel	294	45	—	—	339	(20)	319
Total operating expenses	814	182	78	(87)	987	(20)	967

Nonoperating income (expense)
Interest income	5	—	—	—	5	—	5
Interest expense	(13)	—	(4)	—	(17)	—	(17)
Other	6	—	—	—	6	—	6
	(2)	—	(4)	—	(6)	—	(6)
Income (loss) before income tax	$33	$6	$7	$—	$46	$20	$66

(a)
The adjusted column represents the financial information that is reviewed by management to assess performance of operations and determine capital allocations and does not include certain charges. See Note A for further information in the accompanying pages.

FUEL RECONCILIATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended March 31,
	2013		2012
(in millions, except for per-gallon amounts)	Dollars	Cost/Gallon	Dollars	Cost/Gallon
Raw or "into-plane" fuel cost	$357	$3.37	$337	$3.39
(Gains) losses on settled hedges	12	0.11	2	0.02
Consolidated economic fuel expense	369	3.48	339	3.41
Mark-to-market fuel hedge adjustment	12	0.11	(20)	(0.20)
GAAP fuel expense	$381	$3.59	$319	$3.21
Fuel gallons	106		99

Breakout of Fuel Expense:
			Three Months Ended March 31,
(in millions)			2013	2012
Mainline economic fuel expense			$323	$294
Regional economic fuel expense			46	45
Consolidated economic fuel expense			$369	$339

Mainline Economic Cost per Gallon Reconciliation:
			Three Months Ended March 31,
(in millions, except for per-gallon amounts)			2013	2012
Mainline economic fuel expense			$323	$294
Mainline fuel gallons			93	87
Mainline economic cost per gallon			$3.47	$3.40

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of these non-GAAP financial measures may be important to investors for the following reasons:

•
By eliminating fuel expense and certain special items from our cost and unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•
Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by management and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•
Adjusted Income before Income Taxes and CASM excluding fuel (and other items as specified in our plan documents) are important metrics for the employee incentive plan that covers all Air Group employees.

•
CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•
Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•
Although we disclose our passenger unit revenues, we do not (nor are we able to) evaluate unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Note B: Air Group has two operating airlines - Alaska Airlines and Horizon Air. Each is a regulated airline with separate management teams. To manage the two operating airlines, management views the business in three operating segments. Alaska operates a fleet of passenger jets (Alaska Mainline) and contracts with Horizon, SkyWest Airlines, Inc. (SkyWest), and Peninsula Airways, Inc. (PenAir) for regional capacity under which Alaska receives all passenger revenue from those flights (Alaska Regional). Horizon operates a fleet of turboprop aircraft and sells all of its capacity to Alaska pursuant to a capacity purchase arrangement (Horizon). The Company believes the amounts paid by Alaska to Horizon reflect current market rates received by other regional carriers for similar flying and are available to pay for various Horizon operating expenses such as crew expenses, maintenance, and aircraft ownership costs. All inter-company revenues and expenses between Alaska and Horizon are eliminated in consolidation.

Glossary of Terms

Mainline - represents flying on Alaska jets and all associated revenues and costs

Regional - represents operations whereby Horizon, SkyWest, and another small carrier in the state of Alaska fly certain routes for Alaska using Horizon's or the other carrier's fleets

RPMs - revenue passenger miles, or "traffic"; represents the number of seats that were filled with paying passengers; one passenger traveling one mile is one RPM

ASMs - available seat miles, or “capacity”; represents total seats available across the fleet multiplied by the number of miles flown

Load Factor - RPMs as a percentage of ASMs; represents the number of available seats that were filled with paying passengers

Yield - passenger revenue per RPM; represents the average revenue for flying one passenger one mile

PRASM - passenger revenue per ASM; commonly called “passenger unit revenue”

RASM - operating revenue per ASMs, or "unit revenue"; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; represents the average total revenue for flying one seat one mile

CASM - operating costs per ASM, or "unit cost"; represents all operating expenses including fuel and special items

CASMex - operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic Fuel - best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Aircraft Utilization - block hours per day; this represents the average number of hours our aircraft are flying

Aircraft Stage Length - represents the average miles flown per aircraft departure

Diluted Earnings per Share - represents earnings per share using fully diluted shares outstanding

Diluted Shares - represents the total number of shares that would be outstanding if all possible sources of conversion, such as stock options, were exercised

Productivity - number of revenue passengers per full-time equivalent employee